                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-6361

                 Van Kampen California Quality Municipal Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 10/31/03
                        -----------

Date of reporting period: 04/30/03
                         -----------

Item 1.  Report of Shareholders

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2003)

------------------------------
NYSE Ticker Symbol - VQC
------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     7.71%
-----------------------------------------------------------------------
One-year total return(1)                                     12.80%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      6.86%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.62%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  8.10%
-----------------------------------------------------------------------
Commencement date                                          09/27/91
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.92%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 12.42%
-----------------------------------------------------------------------
Preferred share market rate(4)                               1.200%
-----------------------------------------------------------------------
Net asset value                                              $17.32
-----------------------------------------------------------------------
Closing common share market price                            $17.00
-----------------------------------------------------------------------
Six-month high common share market price (01/02/03)          $17.19
-----------------------------------------------------------------------
Six-month low common share market price (04/11/03)           $16.30
-----------------------------------------------------------------------



              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming the maximum 44.3% combined federal and state income tax rate effective for calendar year 2003, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2003
AAA/Aaa...........................  61.4%
AA/Aa.............................   5.4%
A/A...............................   9.5%
BBB/Baa...........................  11.1%
Non-Rated.........................  12.6%

TOP FIVE SECTORS

(as a percentage of long-term investments)


As of April 30, 2003
General Purpose...................  16.4%
Tax District......................  15.2%
Public Building...................  13.1%
Public Education..................  10.4%
Water & Sewer.....................   8.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--April 1993 through April 2003)
[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
4/93                                                                     $16.9000                           $16.1250
6/93                                                                     $17.0700                           $16.3750
                                                                         $17.7000                           $17.3750
                                                                         $17.4200                           $16.7500
                                                                         $15.6700                           $15.1250
6/94                                                                     $15.4300                           $15.2500
                                                                         $15.2100                           $14.8750
                                                                         $14.3500                           $12.7500
                                                                         $15.6900                           $14.7500
6/95                                                                     $15.9400                           $15.0000
                                                                         $16.1700                           $15.2500
                                                                         $16.8700                           $15.3750
                                                                         $16.1600                           $15.8750
6/96                                                                     $16.1000                           $15.2500
                                                                         $16.5100                           $15.8750
                                                                         $16.6700                           $16.6250
                                                                         $16.4200                           $15.1250
6/97                                                                     $16.8600                           $16.7500
                                                                         $17.2600                           $16.8125
                                                                         $17.6000                           $17.0625
                                                                         $17.5600                           $17.5000
6/98                                                                     $17.6000                           $17.3125
                                                                         $18.0700                           $18.1875
                                                                         $17.6200                           $18.4375
                                                                         $17.5000                           $17.6875
6/99                                                                     $16.7300                           $16.6250
                                                                         $16.2500                           $16.5625
                                                                         $15.5800                           $13.4375
                                                                         $15.9900                           $15.0000
6/00                                                                     $16.0500                           $15.2500
                                                                         $16.4900                           $15.5625
                                                                         $17.0300                           $14.8750
                                                                         $17.0300                           $15.1000
6/01                                                                     $16.7700                           $15.3000
                                                                         $17.4100                           $16.1600
                                                                         $16.6800                           $16.0000
                                                                         $16.4400                           $15.5000
6/02                                                                     $17.0400                           $16.9000
                                                                         $18.0900                           $17.7400
                                                                         $17.3400                           $16.8300
                                                                         $17.2000                           $16.8200
4/03                                                                     $17.3200                           $17.0000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM FOR VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2003. JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with interest rates at levels not seen in over three decades and, surprisingly for many, ended with rates slightly lower. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, which was driven by economic uncertainty and geopolitical risk. The low level of rates led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb the record issuance. Investors, wary of volatility in the equity market and in the geopolitical arena, flocked to perceived safe haven investments. Their risk aversion counteracted growing expectations for economic recovery and rising interest rates and was a key factor in keeping interest rates at historically low levels. In their ongoing preference for low-risk assets, investors bid Treasury prices up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less attractive. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement made municipal bonds even more attractive to risk-averse investors.

    While lower financing costs were a boon to municipal issuers, the continuing weakness in the economy had a negative impact on municipal credit quality, particularly in the first quarter of 2003. Moody's upgrades barely exceeded the number of downgrades in the first quarter, with credit quality facing continued pressure from rising social service costs and weak national and regional economic conditions. As a result, many municipalities face enormous deficits in 2003, when their combined shortfall is expected to reach $90 billion.

    Performance along the yield curve was varied. The Fed's November rate cut fueled a rally in short-term bonds that helped pull yields lower at the front end of the curve. Despite that rally, the best performing segment of the curve was the long-intermediate portion where performance was largely driven by buying activity among institutional investors drawn to the bonds' attractive total return potential.

    California's economic and credit conditions deteriorated during the period. The state's $3.5 billion budget shortfall for fiscal 2003 is projected to grow to $34 billion (by far the largest of any state) in 2004 and potentially further in 2005. Governor Gray Davis has proposed measures intended to balance the budget by cutting services and raising taxes selectively, but it is too early to tell whether they will be successful. The state's unemployment level continued to be higher than average, with personal income growth also lagging the rest of the country. California's fiscal condition was also hindered by the unexpected loss of future tobacco revenues.

    The trust's monthly dividend of $0.0980 per share translated to a distribution rate of 6.92 percent based on the trust's closing common share market price on April 30, 2003. Based on these figures, investors would have to earn a distribution rate of 12.42 percent on a taxable investment (for an investor in the 44.30 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ended April 30, 2003, the trust produced a total return of 7.71 percent based on common share market price. By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 3.39 percent for the same period. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional information, please refer to the performance summary section.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   With interest rates hovering near
record lows, we focused on protecting the trust from the potential adverse effects of rising interest rates while maintaining the trust's yield. One of the main ways we did this was to adjust the fund's maturity profile by shifting assets from the short end of the yield curve to securities with maturities between 18 and 22 years and a shorter call date. Our quantitative analysis showed that this segment of the yield curve offered the optimal combination of total return potential and downside protection in the form of a comfortable yield cushion and an intermediate maturity profile. We also kept the fund's duration (a broad measure of interest rate exposure) lower than that of its benchmark index to help limit the potential for damage in the event of rising interest rates.

    Our efforts to maintain the fund's yield largely reflected a continuation of our longstanding credit strategy. For some time now we have maintained a balance between more stable but lower-yielding high-quality bonds and lower-quality/higher-yielding securities. This balanced approach helped to ensure that the portfolio's overall credit quality remained solid without sacrificing current income. During the period nearly two-thirds of the portfolio was invested in securities rated A or better, while less than one-quarter was invested in BBB and non-rated securities.

    The portfolio remained well-diversified across all major sectors of the municipal bond market, with the exception of tobacco bonds. These bonds were issued by states seeking to securitize future income streams resulting from settlements from class action suits against the major tobacco companies. Recent litigation in Illinois resulted in a judge awarding billions more in a suit alleging that the companies misled smokers about the amount of nicotine in "light" cigarettes. In order to appeal, the law required the companies to put up such substantial amounts of money that some began talking about potential bankruptcy, and the tobacco bonds' credit ratings and price performance suffered accordingly. Our decision not to invest in these securities appeared to be a benefit to shareholders during the period.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY     VALUE
           MUNICIPAL BONDS  141.8%
           CALIFORNIA  137.8%
$ 1,390    Abag Fin Auth For Nonprofit Corp CA Ctf
           Partn Childrens Hosp Med Ctr
           (AMBAC Insd)..............................       5.875%   12/01/19  $  1,595,734
    500    Abag Fin Auth For Nonprofit Corp CA Ctf
           Partn Childrens Hosp Med Ctr
           (AMBAC Insd)..............................       6.000    12/01/29       577,785
  1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
           Family Rev Hsg Utd Dominion Ser A Rfdg
           (Asset Gty Insd)..........................       6.400    08/15/30     1,068,610
  1,000    Bakersfield, CA Ctf Partn Convention Ctr
           Expansion Proj (MBIA Insd)................       5.875    04/01/22     1,131,500
  3,600    Benicia, CA Uni Sch Dist Cap Apprec Ser B
           (MBIA Insd)...............................      *         08/01/25     1,137,492
  1,000    Benicia, CA Uni Sch Dist Ser B (MBIA
           Insd).....................................      *         08/01/18       471,040
  1,610    Blythe, CA Redev Agy Redev Proj No 1 Tax
           Alloc Ser A Rfdg..........................       7.500    05/01/23     1,715,680
  1,055    Borrego, CA Wtr Dist Ctf Partn Wtr Sys
           Acquisition...............................       7.000    04/01/27     1,121,148
  1,000    California Edl Fac Auth Rev Pooled College
           & Univ Proj Ser B.........................       6.125    04/01/13     1,078,490
  1,000    California Edl Fac Auth Rev Pooled College
           & Univ Ser B..............................       6.625    06/01/20     1,095,560
  1,670    California Edl Fac Auth Rev Student Ln CA
           Ln Pgm Ser A (MBIA Insd)..................       6.000    03/01/16     1,803,850
  2,500    California Hlth Fac Fin Auth Rev Cedars
           Sinai Med Ctr Ser A.......................       6.125    12/01/19     2,715,850
  1,000    California Hsg Fin Agy Rev Cap Apprec Home
           Mtg Ser K (MBIA Insd).....................      *         08/01/24       286,850
    480    California Hsg Fin Agy Rev Home Mtg Ser E
           (AMBAC Insd)..............................       6.100    08/01/29       267,954
  6,200    California Pollutn Ctl Fin Auth Pollutn
           Ctl Rev Southn CA Edison Co (AMBAC
           Insd).....................................       6.000    07/01/27     6,343,654
  1,310    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Pgm Ser B (GNMA
           Collateralized)...........................       6.250    12/01/31     1,194,645

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY     VALUE
           CALIFORNIA (CONTINUED)
$   395    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Ser C (GNMA
           Collateralized)...........................       7.800%   02/01/28  $    347,184
  1,060    California Spl Dist Assn Fin Corp Ctf
           Partn Spl Dist Fin Pgm Ser KK (FSA
           Insd).....................................       5.800    11/01/29     1,190,147
  1,000    California St (XLCA Insd).................       5.750    05/01/10     1,153,960
  1,000    California St (CIFG Insd).................       5.000    10/01/22     1,043,860
  2,655    California St Cpn Muni Rcpts..............      *         03/01/08     2,284,946
  2,655    California St Cpn Muni Rcpts..............      *         09/01/09     2,125,991
  1,000    California St Dept Wtr Res Pwr Ser A
           (AMBAC Insd)..............................       5.500    05/01/15     1,132,850
  2,000    California St Dept Wtr Res Pwr Ser A
           (AMBAC Insd)..............................       5.500    05/01/16     2,259,180
  9,600    California St Prin Muni Rcpts.............      *         09/01/09     7,687,200
  1,000    California St Pub Wks Brd Lease Rev Dept
           Hlth Svcs Ser A (MBIA Insd)...............       5.750    11/01/24     1,084,640
  2,340    California St Rfdg (FGIC Insd)............       5.000    02/01/23     2,401,542
  1,500    California St Univ Fresno Assn Sr Aux
           Organization Event Ctr....................       6.000    07/01/26     1,554,870
  2,000    California St Vet Bd Ser BH (FSA Insd)....       5.400    12/01/16     2,112,960
  1,500    California St Vet Ser BJ..................       5.700    12/01/32       988,742
  2,000    California Statewide Cmntys Dev Auth Ctf
           Partn (a).................................       7.250    11/01/29     2,083,560
  2,000    Campbell, CA Redev Agy Tax Alloc Ctr
           Campbell Redev Proj Ser A.................       6.550    10/01/32     2,165,520
  1,595    Cardiff, CA Sch Dist Cap Apprec (FGIC
           Insd).....................................      *         08/01/24       536,271
  1,675    Cardiff, CA Sch Dist Cap Apprec (FGIC
           Insd).....................................      *         08/01/25       529,250
    270    Carson, CA Impt Bond Act 1915 Assmt Dist
           No 92-1...................................       7.375    09/02/22       277,166
  2,000    Carson, CA Redev Agy Tax Alloc Ser A Rfdg
           (MBIA Insd)...............................       5.000    10/01/23     2,105,820
  1,085    Cathedral City, CA Pub Fin Auth Rev Cap
           Apprec Ser A (MBIA Insd)..................      *         08/01/27       306,046
  1,085    Cathedral City, CA Pub Fin Auth Rev Cap
           Apprec Ser A (MBIA Insd)..................      *         08/01/28       289,912
  2,475    Chula Vista, CA Redev Agy Tax Alloc Sr
           Bayfront Ser D Rfdg.......................       8.625    09/01/24     2,984,058
  1,000    Coachella, CA Redev Agy Tax Alloc Proj
           Area No 3 Rfdg............................       5.875    12/01/28     1,018,300
  1,000    Colton, CA Redev Agy Tax Alloc Mt Vernon
           Corridor Redev............................       6.300    09/01/36     1,068,330
    370    Contra Costa Cnty, CA Pub Fin Auth Tax
           Alloc Rev Ser A...........................       7.100    08/01/22       377,937

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY     VALUE
           CALIFORNIA (CONTINUED)
$ 2,005    Coronado, CA Uni Sch Dist Ser B (FGIC
           Insd).....................................       5.375%   08/01/26  $  2,155,355
    620    Davis, CA Pub Fac Fin Auth Loc Agy Rev
           Mace Ranch Area Ser A.....................       6.500    09/01/15       667,951
  1,000    Duarte, CA Redev Agy Tax Alloc Davis
           Addition Proj Area Rfdg...................       6.700    09/01/14     1,093,280
  1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
           (MBIA Insd)...............................       5.000    06/01/21     1,048,390
  2,445    East Bay, CA Muni Util Dist Wtr Sys Rev
           Sub.......................................       5.250    06/01/19     2,649,744
  1,220    Emeryville, CA Pub Fin Auth Rev Assmt Dist
           Refin.....................................       5.900    09/02/21     1,244,595
  1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax
           Cmnty Fac Dist No 5 New Sch (FSA Insd)....       5.375    08/15/29     1,070,680
  1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2
           Rfdg (Connie Lee Insd)....................       5.250    12/01/19     1,085,380
 15,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg.......................      *         01/15/26     4,009,500
  4,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg.......................      *         01/15/30       834,720
  2,500    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Rfdg (b)..............     0/5.875    01/15/27     1,782,200
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Sr Lien Ser A
           (Escrowed to Maturity) (b)................     0/7.050    01/01/10     2,244,340
  1,000    Glendale, CA Uni Sch Dist Ser C (FSA
           Insd).....................................       5.500    09/01/19     1,111,050
  2,000    Hawaii Desert, CA Mem Hlthcare Dist Rev
           Rfdg......................................       5.500    10/01/19     1,814,820
  1,000    Huntington Park, CA Pub Fin Auth Lease Rev
           Wastewtr Sys Proj Ser A...................       6.200    10/01/25     1,041,820
  1,435    Irvine, CA Pub Facs & Infrastructure Auth
           Assmt Rev Ser B (AMBAC Insd)..............       5.000    09/02/22     1,480,203
  1,500    La Quinta, CA Redev Agy Tax Redev Proj
           Area No 1 (AMBAC Insd)....................       5.125    09/01/32     1,565,490
  3,555    Long Beach, CA Hbr Rev Ser A (FGIC
           Insd).....................................       5.250    05/15/18     3,767,909
  2,000    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev Prop A First Tier Sr Ser C Rfdg
           (AMBAC Insd)..............................       5.000    07/01/23     2,072,360
 12,000    Los Angeles Cnty, CA Pension Oblig Ctf Ltd
           Muni Oblig Ser A (MBIA Insd)..............       6.900    06/30/08    14,566,440
  1,200    Los Angeles Cnty, CA Sch Regionalized
           Business Serv Ctf Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)....................      *         08/01/26       355,980
  1,000    Los Angeles, CA Cmnty College Dist Ctf
           Partn City College Satellite Ser A (MBIA
           Insd).....................................       5.000    08/01/26     1,027,490

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY     VALUE
           CALIFORNIA (CONTINUED)
$ 1,000    Los Angeles, CA Ctf Partn Sr Sonnenblick
           Del Rio W L. A. (AMBAC Insd)..............       6.000%   11/01/19  $  1,167,170
  1,900    Los Angeles, CA Ctf Partn.................       5.700    02/01/18     1,975,373
  1,468    Los Angeles, CA Multi-Family Rev Hsg
           Earthquake Rehab Proj Ser A (FNMA
           Collateralized)...........................       5.700    12/01/27     1,604,755
  1,310    Los Angeles, CA Single Family Home Mtg Rev
           Pgm Ser A (GNMA Collateralized)...........       6.875    06/01/25     1,117,592
  1,000    Los Angeles, CA Uni Sch Dist Ser A (FSA
           Insd).....................................       5.250    07/01/19     1,096,100
  1,000    Los Angeles, CA Wtr & Pwr Rev Sys Ser A
           (MBIA Insd)...............................       5.375    07/01/18     1,096,790
  1,000    Los Gatos, CA Jt Uni High Sch Election of
           1998 Ser C (FSA Insd).....................       5.000    06/01/27     1,033,010
  1,000    Mendocino Cnty, CA Ctf Partn Cnty Pub Fac
           Corp (MBIA Insd)..........................       5.250    06/01/30     1,052,110
  3,720    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev (AMBAC Insd).....................      *         08/01/27       918,431
  2,710    Modesto, CA Irr Dist Ctfs Partn Cap Impts
           Ser A (FSA Insd)..........................       5.250    07/01/17     2,973,656
  2,000    Montclair, CA Redev Agy Mobile Home Pk Rev
           Hacienda Mobile Home Pk Proj (FSA Insd)...       6.000    11/15/22     1,979,520
  1,000    Moorpark, CA Uni Sch Dist Ser A (FSA
           Insd).....................................       5.000    08/01/23     1,044,750
  1,110    Mountain View Los Altos, CA Uni High Sch
           Dist Cap Apprec Ser D (FSA Insd)..........      *         08/01/24       373,204
  2,000    Needles, CA Pub Util Auth Util Sys
           Acquisition Proj Ser A....................       6.500    02/01/22     2,040,520
  2,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf
           Partn Energy Retrofit Proj (Prerefunded @
           11/15/06) (a).............................       6.750    11/15/14     2,383,080
  1,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf
           Partn Om-Energy Retrofit Proj (Prerefunded
           @ 11/15/05) (a)...........................       7.000    11/15/11     1,157,820
  2,000    Orange Cnty, CA Recovery Ser A Rfdg (MBIA
           Insd).....................................       5.750    06/01/15     2,194,300
  1,500    Pasadena, CA Spl Tax Cmnty Fac Dist No 1
           Civic Ctr West (Escrowed to Maturity).....      *         12/01/07     1,348,320
  1,040    Perris, CA Pub Fin Auth Rev Tax Alloc Ser
           A (MBIA Insd).............................       5.000    10/01/24     1,088,370
  1,000    Perris, CA Pub Fin Auth Rev Tax Alloc Ser
           A (MBIA Insd).............................       5.000    10/01/31     1,032,940
  1,375    Pittsburg, CA Redev Agy Tax Alloc Los
           Medanos Cmnty Dev Proj (AMBAC Insd).......      *         08/01/26       407,523

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY     VALUE
           CALIFORNIA (CONTINUED)
$ 1,000    Port Oakland, CA Rev Ser N Rfdg (MBIA
           Insd).....................................       5.000%   11/01/22  $  1,029,350
    640    Port of Oakland, CA Spl Fac Rev Mitsui
           O.S.K. Line Ltd Ser A (LOC: Industrial
           Bank of Japan)............................       6.800    01/01/19       647,635
  2,540    Rancho Mirage, CA Redev Agy Tax Alloc
           Redev Plan 1984 Proj Ser A-E (MBIA
           Insd).....................................       5.250    04/01/33     2,662,428
  1,120    Redding, CA Redev Agy Tax Alloc Mkt Str
           Redev Proj Ser A..........................       6.700    09/01/23     1,163,758
  1,800    Redlands, CA Redev Agy Tax Alloc Redev
           Proj Ser A Rfdg (MBIA Insd)...............       4.750    08/01/21     1,844,820
  1,000    Redondo Beach, CA Pub Fin Auth Rev South
           Bay Ctr Redev Proj........................       7.000    07/01/16     1,083,710
  4,000    Redwood City, CA Sch Dist (FGIC Insd).....       5.000    07/15/23     4,178,320
  3,000    Redwood City, CA Sch Dist (FGIC Insd).....       5.000    07/15/27     3,091,110
  2,000    Richmond, CA Rev YMCA East Bay Proj
           Rfdg......................................       7.250    06/01/17     2,033,180
  1,900    Sacramento Cnty, CA San Dist Fin Auth Rev
           Ser A.....................................       5.875    12/01/27     2,114,985
  2,000    Sacramento, CA City Fin Auth City Hall &
           Redev Proj Ser A (FSA Insd)...............       5.000    12/01/28     2,060,600
  2,000    Salinas Vly, CA Solid Waste Auth Rev
           (AMBAC Insd)..............................       5.250    08/01/31     2,043,200
  2,500    San Bernardino, CA Redev Agy Tax Alloc San
           Sevaine Redev Proj Ser A..................       7.000    09/01/24     2,657,250
  6,000    San Diego Cnty, CA Wtr Auth Wtr Rev Ctf
           Partn Ser B (Inverse Fltg) (Prerefunded @
           04/27/06) (MBIA Insd) (c).................      11.320    04/08/21     7,862,640
  2,650    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (MBIA Insd)....................       6.400    09/01/18     2,713,786
  5,000    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (AMBAC Insd)...................       6.100    09/01/19     5,119,100
  1,000    San Diego, CA Redev Agy Centre City Redev
           Proj Ser A................................       6.400    09/01/25     1,070,040
  1,000    San Francisco, CA City & Cnty Arpt Commn
           Intl Arpt Rev Second Ser Issue 12-A (FGIC
           Insd).....................................       5.800    05/01/21     1,098,610
  1,000    San Francisco, CA City & Cnty Arpt Commn
           Intl Arpt Second Ser 27A Rfdg (MBIA
           Insd).....................................       5.250    05/01/26     1,021,280
  4,000    San Francisco, CA City & Cnty Arpt Commn
           Intl Arpt Second Ser 27A Rfdg (MBIA
           Insd).....................................       5.250    05/01/31     4,077,160
  3,520    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone..................      *         07/01/09     2,835,677
  4,250    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone..................      *         07/01/12     2,868,155

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY     VALUE
           CALIFORNIA (CONTINUED)
$ 2,130    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone..................      *         07/01/14  $  1,282,345
    800    San Francisco, CA City & Cnty Redev Agy
           Lease Rev George Moscone (FSA Insd).......       6.750%   07/01/15       861,656
  5,000    San Jose, CA Fin Auth Lease Rev Convention
           Ctr Proj Ser F Rfdg (MBIA Insd)...........       5.000    09/01/17     5,371,400
  1,000    San Jose, CA Single Family Mtg Rev Cap
           Accumulator (Escrowed to Maturity) (GEMIC
           Insd).....................................      *         04/01/16       557,440
  1,415    San Juan, CA Basin Auth Lease Rev Ground
           Wtr Recovery Proj (AMBAC Insd)............       5.250    12/01/20     1,534,101
  2,000    San Leandro, CA Ctf Partn Lib & Fire
           Stations Fin (AMBAC Insd).................       5.750    11/01/29     2,230,800
  1,000    San Marcos, CA Pub Fac Auth Sub Tax
           Incrmnt Proj Area 3 Ser A.................       6.750    10/01/30     1,089,910
  1,575    San Marcos, CA Redev Agy Tax Alloc........       6.000    08/01/29     1,620,738
  1,000    Santa Ana, CA Multi-Family Hsg Rev Villa
           Del Sol Apts Ser B (FNMA
           Collateralized)...........................       5.650    11/01/21     1,023,900
  2,820    Santa Ana, CA Uni Sch Dist (MBIA Insd)....       5.375    08/01/27     3,012,127
  1,180    Simi Vly, CA Cmnty Dev Agy Coml Sycamore
           Plaza II Rfdg (a).........................       6.000    09/01/12     1,259,249
  5,000    Southern CA Pub Pwr Auth Pwr Proj Rev
           Multi-Projs...............................       6.750    07/01/12     6,187,350
  1,000    Stockton, CA Cmnty Fac Dist Spl Tax No 1-A
           Mello Roos-Weston Ranch Ser A.............       5.800    09/01/14     1,061,610
  1,000    Stockton, CA South Stockton Cmnty Fac Dist
           Spl Tax No 90-1 Rfdg......................       6.400    09/01/15     1,047,990
  1,000    Ventura Cnty, CA Cmnty College Ser A (MBIA
           Insd).....................................       5.500    08/01/23     1,098,690
  2,000    Ventura Cnty, CA Ctf Partn Pub Fin Auth I
           (FSA Insd)................................       5.250    08/15/15     2,206,340
  1,000    Vista, CA Mobile Home Pk Rev Estrella De
           Oro Mobile Home Ser A.....................       5.875    02/01/28       970,100
  1,000    Vista, CA Uni Sch Dist Ser A (FSA Insd)...       5.000    08/01/23     1,044,750
                                                                               ------------
                                                                                231,228,405
                                                                               ------------
           PUERTO RICO  2.0%
  1,000    Puerto Rico Comwlth Hwy & Tran Rev Trans
           Rev Sub (FGIC Insd).......................       5.250    07/01/16     1,125,350
  2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser II
           (XLCA Insd)...............................       5.375    07/01/17     2,246,920
                                                                               ------------
                                                                                  3,372,270
                                                                               ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY     VALUE
           U. S. VIRGIN ISLANDS  2.0%
$ 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A.........................       6.375%   10/01/19  $  1,115,930
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A.........................       6.500    10/01/24     1,110,400
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A (ACA Insd)..............       6.125    10/01/29     1,076,230
                                                                               ------------
                                                                                  3,302,560
                                                                               ------------
TOTAL INVESTMENTS  141.8%
  (Cost $215,732,822)........................................................   237,903,235
OTHER ASSETS IN EXCESS OF LIABILITIES  2.9%..................................     4,890,888
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (44.7%)..................   (75,036,980)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................  $167,757,143
                                                                               ============

 * Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
CIFG--CDC IXIS Financial Guaranty
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $215,732,822).......................  $237,903,235
Cash........................................................       871,422
Receivables:
  Interest..................................................     3,235,180
  Investments Sold..........................................     1,133,231
Other.......................................................           458
                                                              ------------
    Total Assets............................................   243,143,526
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       118,974
  Administrative Fee........................................         9,914
  Affiliates................................................         6,588
Trustees' Deferred Compensation and Retirement Plans........       162,610
Accrued Expenses............................................        51,317
                                                              ------------
    Total Liabilities.......................................       349,403
Preferred Shares (including accrued distributions)..........    75,036,980
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $167,757,143
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($167,757,143 divided by
  9,682,997 shares outstanding).............................  $      17.32
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,682,997 shares issued and
  outstanding)..............................................  $     96,830
Paid in Surplus.............................................   143,430,155
Net Unrealized Appreciation.................................    22,170,413
Accumulated Undistributed Net Investment Income.............     1,267,370
Accumulated Net Realized Gain...............................       792,375
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $167,757,143
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 75,000,000
                                                              ============

NET ASSETS INCLUDING PREFERRED SHARES.......................  $242,757,143
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,601,368
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      717,955
Preferred Share Maintenance.................................       99,905
Administrative Fee..........................................       59,829
Trustees' Fees and Related Expenses.........................       26,563
Legal.......................................................       13,461
Custody.....................................................        7,312
Other.......................................................       83,807
                                                              -----------
    Total Expenses..........................................    1,008,832
    Less Credits Earned on Cash Balances....................          308
                                                              -----------
    Net Expenses............................................    1,008,524
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,592,844
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   810,474
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,831,367
  End of the Period.........................................   22,170,413
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,339,046
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,149,520
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (492,508)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 8,249,856
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2003     OCTOBER 31, 2002
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  5,592,844        $ 11,529,306
Net Realized Gain..................................        810,474           2,450,903
Net Unrealized Appreciation/Depreciation During the
  Period...........................................      2,339,046          (3,405,222)
Distributions to Preferred Shareholders:
  Net Investment Income............................       (336,754)           (758,181)
  Net Realized Gain................................       (155,754)           (439,326)
                                                      ------------        ------------
Change in Net Assets Applicable to Common Shares
  from Operations..................................      8,249,856           9,377,480
Distributions to Common Shareholders:
  Net Investment Income............................     (5,649,662)        (10,195,665)
  Net Realized Gain................................     (2,305,522)         (1,832,023)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM INVESTMENT ACTIVITIES................        294,672          (2,650,208)

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period............................    167,462,471         170,112,679
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,267,370
  and $1,660,942, respectively)....................   $167,757,143        $167,462,471
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      SIX MONTHS
                                                         ENDED          YEAR ENDED OCTOBER 31,
                                                       APRIL 30,    ------------------------------
                                                         2003       2002 (a)     2001       2000
                                                      --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............    $ 17.29     $ 17.57     $ 16.58    $ 15.78
                                                        -------     -------     -------    -------
 Net Investment Income..............................        .57        1.19        1.19       1.20
 Net Realized and Unrealized Gain/Loss..............        .33        (.10)       1.08        .82
 Common Share Equivalent of Distributions Paid to
 Preferred Shareholders:
     Net Investment Income..........................       (.03)       (.08)       (.23)      (.28)
     Net Realized Gain..............................       (.02)       (.05)       (.03)       -0-
                                                        -------     -------     -------    -------
Total from Investment Operations....................        .85         .96        2.01       1.74
Distributions Paid to Common Shareholders:
     Net Investment Income..........................       (.58)      (1.05)       (.91)      (.94)
     Net Realized Gain..............................       (.24)       (.19)       (.11)       -0-
                                                        -------     -------     -------    -------
NET ASSET VALUE, END OF THE PERIOD..................    $ 17.32     $ 17.29     $ 17.57    $ 16.58
                                                        =======     =======     =======    =======
Common Share Market Price at End of the Period......    $ 17.00     $ 16.56     $ 16.40    $ 15.00
Total Return (b)....................................      7.71%*      8.74%      16.59%      4.70%
Net Assets Applicable to Common Shares at End of the
 Period (In millions)...............................    $ 167.8     $ 167.5     $ 170.1    $ 160.5
Ratio of Expenses to Average Net Assets Applicable
 to Common Shares (c)...............................      1.22%       1.32%       1.52%      1.62%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (c)....................      6.78%       6.97%       7.01%      7.66%
Portfolio Turnover..................................         7%*        18%         15%        20%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (c)...............................       .84%        .91%       1.04%      1.09%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d)....................      6.37%       6.51%       5.65%      5.85%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................      3,000       3,000       3,000      3,000
Asset Coverage Per Preferred Share (e)..............    $80,931     $80,823     $81,704    $78,510
Involuntary Liquidating Preference Per Preferred
 Share..............................................    $25,000     $25,000     $25,000    $25,000
Average Market Value Per Preferred Share............    $25,000     $25,000     $25,000    $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                  TWO MONTHS
                     ENDED                           YEAR ENDED AUGUST 31,
--------------    OCTOBER 31,   ---------------------------------------------------------------
        1999         1998         1998       1997       1996       1995       1994       1993
-----------------------------------------------------------------------------------------------
       $ 17.93     $  17.85     $  17.08   $  16.28   $  16.13   $  15.70   $  17.45   $  15.82
       -------     --------     --------   --------   --------   --------   --------   --------
          1.20          .20         1.23       1.26       1.26       1.27       1.28       1.30
         (1.90)         .09          .85        .90        .23        .52      (1.69)      1.66
          (.21)        (.04)        (.24)      (.25)      (.29)      (.31)      (.23)      (.21)
          (.05)         -0-         (.02)      (.02)       -0-        -0-       (.01)      (.03)
       -------     --------     --------   --------   --------   --------   --------   --------
          (.96)         .25         1.82       1.89       1.20       1.48       (.65)      2.72
          (.99)        (.17)        (.99)     (1.02)     (1.05)     (1.05)     (1.05)      (.98)
          (.20)         -0-         (.06)      (.07)       -0-        -0-       (.05)      (.11)
       -------     --------     --------   --------   --------   --------   --------   --------
       $ 15.78     $  17.93     $  17.85   $  17.08   $  16.28   $  16.13   $  15.70   $  17.45
       =======     ========     ========   ========   ========   ========   ========   ========
       $ 15.25     $18.4375     $ 17.875   $16.8125   $ 16.125   $  15.00   $  15.50   $  16.75
       -11.34%        4.09%*      12.96%     11.45%     14.89%      3.95%     -0.90%     18.66%
       $ 152.8     $  172.9     $  172.0   $  164.4   $  156.7   $  155.2   $  151.1   $  168.0
         1.56%        1.58%        1.59%      1.61%      1.64%      1.66%      1.62%      1.58%
         7.02%        6.75%        7.02%      7.56%      7.70%      8.24%      7.76%      7.96%
           24%           2%*         21%        17%        10%        16%         7%        26%
         1.07%        1.10%        1.10%      1.10%      1.11%      1.10%      1.10%      1.07%
         5.78%        5.40%        5.63%      6.05%      5.95%      6.22%      6.34%      6.70%
         3,000        1,500        1,500      1,500      1,500      1,500      1,500      1,500
       $75,918     $165,283     $164,687   $159,598   $154,463   $153,465   $150,717   $161,977
       $25,000     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
       $25,000     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2003, the Trust had no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $215,631,626
                                                                ============
Gross tax unrealized appreciation...........................    $ 22,457,486
Gross tax unrealized depreciation...........................        (185,877)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 22,271,609
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2002 was as follows:

                                                                 2002
Distributions paid from:
Ordinary income.............................................  $   99,612
Long-term capital gain......................................   2,176,077
                                                              ----------
                                                              $2,275,689
                                                              ==========

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $  127,329
Undistributed long-term capital gain........................   2,370,406

F. EXPENSE REDUCTIONS During the six months ended April 30, 2003, the Trust's custody fee was reduced by $308 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2003, the Trust recognized expenses of approximately $6,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2003, the Trust recognized expenses of approximately $18,100 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,636,788 and $19,900,318, respectively.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

4. PREFERRED SHARES

The Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on April 30, 2003 was 1.200% and for the six months then ended rates ranged from 0.890% to 1.760%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may seek to manage the portfolio's interest rate exposure in a changing interest rate environment by engaging in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management purposes or for risk management purposes but may also enter into these transactions to generate additional income. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements. During the six months ended April 30, 2003, the Trust did not enter into any of these transactions.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA QUALITY

MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company of Act 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
VQC SAR 6/03                                                   Member NASD/SIPC.
                                                                11217F03-AS-6/03

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen California Quality Municipal Trust
             -------------------------------------------------------------------

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

By: /s/ John L. Sullivan
    ----------------------------------------------------------------------------
Name: John Sullivan
Title: Principal Financial Officer
Date: June 23, 2003